UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2010
L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
(Exact name of registrants as specified in their charters)

001-14141	13-3937434
DELAWARE	333-46983	13-3937436

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 697-1111
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.	— Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Effective June 1, 2010, the company entered into a professional services agreement with Carl E. Vuono, formerly Senior Vice President and President of L-3 Services Group, for certain transitional and advisory services. In connection therewith, Mr. Vuono will be paid $25,000 per month plus reimbursable expenses through May 2011.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (D) EXHIBITS

Exhibit
Number	Title
10.1	Professional Services Agreement and Statement of Work, dated June 1, 2010, between L-3 Communications Corporation and Carl E. Vuono.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: June 7, 2010

EXHIBIT INDEX

Exhibit
Number	Title
10.1	Professional Services Agreement and Statement of Work, dated June 1, 2010, between L-3 Communications Corporation and Carl E. Vuono.